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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.
                                     20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               DECOR GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                     13-3911958
---------------------------------            ---------------------------------
(State of or other jurisdiction              (IRS Employer Identification No.)
of incorporation or organization)


320 Washington Street
Mt. Vernon, NY                                              10553
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(Address of Principal)                                    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:
                                      NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                  Shares of Common Stock, par value, $.0001 per share Warrants to purchase shares of Common stock

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Item 1.  Description of Registrant's Securities to be Registered.

         Incorporated herein by reference to the section entitled "Description of Securities" contained on pages 59-62 of Amendment No. 4 to the Company's Registration Statement filed on Form SB-2 (Registration No. 333-5553) filed on October 22, 1996. The "Description of Securities" section contained in the prospectus to be filed pursuant to Rule 424(b) under the Securities Act, is also hereby incorporated by reference.

Item 2.  Exhibits.
                                                                      Exhibit
Document                                                                 No.
--------                                                               ------
(a)      Form of Underwriting Agreement.****                             1.01

(b)      Form of Selected Dealers Agreement.****                         1.02

(c)      Agreement Among Underwriters.****                               1.03

(d)      Warrant Exercise Fee Agreement.****                             1.04

(e)      Certificate of Incorporation of the Company.*                   3.01

(f)      By-Laws of the Company.*                                        3.02

(g)      Form of Warrant Agreement by and among the Company              4.05
         and American Stock Transfer & Trust Company.****

(h)      Form of Representative's Share Purchase Warrant.****            4.06

(i)      Form of Representative's Purchase Option.*****                  4.10

(j)      Opinion of Bernstein & Wasserman, LLP, counsel to the
         Company.*****                                                   5.01

(k)      Consent of Bernstein & Wasserman, LLP*****                     23.01
         (included in Exhibit 5.01).

(l)      Consent of Moore Stephens, P.C., formerly known as             23.02
         Mortenson & Associates, P.C.******

* Incorporated herein by reference to the Company's Registration Statement, Registration No. 333-5553 as filed with the Securities and Exchange Commission on June 7, 1996 at the exhibit number set forth opposite such document.

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**      Incorporated herein by reference to Amendment No. 1 to the Company's
        Registration Statement, Registration No. 333-5553 as filed with the Securities and Exchange Commission on August 29, 1996 at the exhibit number set forth opposite such document.

*** Incorporated herein by reference to Amendment No. 2 to the Company Registration Statement, Registration No. 333-5553 as filed with the Securities and Exchange Commission on September 27, 1996, at the exhibit number set forth opposite such document.

**** Incorporated herein by reference to Amendment No. 3 to the Company's Registration Statement, Registration No. 333-5553 as filed with the Securities and Exchange Commission on October 18, 1996.

***** Incorporated herein by reference to Amendment No. 4 to the Company's Registration Statement, Registration No. 333-5553 as filed with the Securities and Exchange Commission on August 2, 1996.

****** Incorporated herein by reference to Amendment No. 5 to the Company's Registration Statement, Registration No. 333-5553 as filed with the Securities and Exchange Commission on November 1, 1996.


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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           DECOR GROUP, INC.



                                            By: /s/ Max Munn
                                                -----------------------------
                                                Name:   Max Munn
                                                Title:  Chairman of the Board


Dated: November 5, 1996


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